EXHIBIT 10.2

LIMITED RELEASE UNDER MANAGEMENT SHAREHOLDERS AGREEMENT

This Limited Release Under Management Shareholders Agreement (the “Limited Release Agreement”) is entered into as of March 3, 2010, by and among Avago Technologies Limited (the “Company”), Douglas R. Bettinger as Trustee for the Bettinger Family Revocable Trust, dated June 6, 2007, and Bali Investments S.àr.l (“Bali”). The Company, Mr. Bettinger and Bali are parties to that certain Management Shareholders Agreement, dated as of August 4, 2008 (the “MSA”), executed in connection with the employment of Mr. Bettinger as the Senior Vice President and Chief Financial Officer of the Company. Capitalized terms not defined herein shall have the meaning ascribed to such terms in the MSA.

WHEREAS, the MSA, among other matters, prohibits the transfer, sale, assignment, or disposition of ordinary shares of the Company owned by Mr. Bettinger, or any permitted transferee of Mr. Bettinger under the MSA, at any time prior to the fifth anniversary of the Purchase Date.

WHEREAS, the Company, Bali and Mr. Bettinger wish to permanently release from all provisions of the MSA 7,390 ordinary shares of the Company purchased by Mr. Bettinger as Co-Investment Shares on August 18, 2008, and held by the Bettinger Family Revocable Trust, dated June 6, 2007 (the “Specified Co-Investment Shares”).

NOW, THEREFORE, the Company, Bali and Mr. Bettinger hereby agree to permanently release from all provisions of the MSA the Specified Co-Investment Shares, and only the Specified Co-Investment Shares, and that the rights and obligations contained in the MSA shall cease to apply to the Specified Co-Investment Shares with effect from the date hereof. Other than the limited release contained in the preceding sentence, the MSA shall remain in full force and effect.

The foregoing limited release applies only to the transactions expressly set forth herein, and the Company and Bali retain their rights with respect to any future transactions in accordance with the terms of the MSA. This Limited Release Agreement shall become effective only at such time as it is executed and delivered by all of the undersigned parties set on the signature page hereto. Once effective, the foregoing limited release shall be legally binding and enforceable in accordance with its terms, and shall be binding upon and shall inure to the benefit of the undersigned’s heirs, successors and assigns. The foregoing release may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

(signature page follows)

This Limited Release Under Management Shareholders Agreement is executed and delivered by the undersigned parties as of March 3, 2010.

BALI INVESTMENTS S.ÀR.L

By:	/s/ Kenneth Hao
Name:	Kenneth Y. Hao
Title:	Manager

By:	/s/ Adam Clammer
Name:	Adam H. Clammer
Title:	Manager

AVAGO TECHNOLOGIES LIMITED

By:	/s/ Hock E. Tan
Name:	Hock E. Tan
Title:	President and Chief Executive Officer

/s/ Douglas R. Bettinger
Douglas R. Bettinger, as Trustee for the Bettinger Family Revocable Trust, dated June 6, 20007

Signature page to Limited Release Under MSA—Bettinger

Silver Lake Partners II Cayman, L.P. (“SLP Cayman”), Silver Lake Technology Investors II Cayman, L.P. (together with SLP Cayman, “Silver Lake”), KKR Millennium Fund (Overseas), Limited Partnership (“KKR Millennium”), KKR European Fund, Limited Partnership (“KKR Europe”), KKR European Fund II, Limited Partnership (“KKR Europe II”), KKR Partners (International), Limited Partnership (together with KKR Millennium, KKR Europe and KKR Europe II, “KKR”) hereby confirm, approve and ratify the Limited Release Agreement, as of March 3, 2010, intending such confirmation, approval and ratification to constitute Majority Sponsor Approval under that certain Second Amended and Restated Shareholder Agreement dated as of August 11, 2009 among the Company, Silver Lake, KKR and certain other shareholders of the Company party thereto.

SILVER LAKE PARTNERS II CAYMAN, L.P.

By:	Silver Lake Technology Associates II Cayman, L.P., its General Partner
By:	Silver Lake (Offshore) AIV GP II, Ltd., its General Partner

By:	/s/ Kenneth Hao
Name:	Kenneth Y. Hao
Title:	Director

SILVER LAKE TECHNOLOGY INVESTORS II CAYMAN, L.P.

By:	Silver Lake (Offshore) AIV GP II, Ltd., its General Partner

By:	/s/ Kenneth Hao
Name:	Kenneth Y. Hao
Title:	Director

Signature page to Limited Release Under MSA—Bettinger

KKR MILLENNIUM FUND (OVERSEAS), LIMITED PARTNERSHIP

By:	KKR Associates Millennium (Overseas), Limited Partnership, its General Partner
By:	KKR Millennium Limited, its General Partner

By:	/s/ William J. Janetschek
Name:	William J. Janetschek
Title:	Director

KKR EUROPEAN FUND, LIMITED PARTNERSHIP

By:	KKR Associates Europe, Limited Partnership, its General Partner
By:	KKR Europe Limited, its General Partner

By:	/s/ William J. Janetschek
Name:	William J. Janetschek
Title:	Director

KKR EUROPEAN FUND II, LIMITED PARTNERSHIP

By:	KKR Associates Europe II, Limited Partnership, its General Partner
By:	KKR Europe II Limited, its General Partner

By:	/s/ William J. Janetschek
Name:	William J. Janetschek
Title:	Director

KKR PARTNERS (INTERNATIONAL), LIMITED PARTNERSHIP

By:	KKR 1996 Overseas, Limited, its General Partner

By:	/s/ William J. Janetschek
Name:	William J. Janetschek
Title:	Director

Signature page to Limited Release Under MSA—Bettinger